Exhibit 99.2

CBRE GROUP, INC. Second Quarter 2013: Earnings Conference Call July 25, 2013

This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our second quarter earnings report, filed on Form 8-K, our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix. FORWARD-LOOKING STATEMENTS

CONFERENCE CALL PARTICIPANTS Bob Sulentic PRESIDENT AND CHIEF EXECUTIVE OFFICER Gil Borok CHIEF FINANCIAL OFFICER Cal Frese AMERICAS CHIEF EXECUTIVE OFFICER Nick Kormeluk INVESTOR RELATIONS

Total revenue increased 9% to $1.75 billion Asia Pacific led the regions with 16% revenue growth Americas revenue rose 10% EMEA revenue continued to improve with a 9% increase Capital Markets-based businesses again performed very well Property Sales revenue rose 20%, with strong growth in Asia Pacific and the Americas Commercial Mortgage Brokerage revenue increased 22% Appraisal & Valuation revenue rose 10% Global Property, Facilities & Project Management revenue grew 11%, led by double digit growth in EMEA Leasing increased 4% globally with moderate growth in the Americas and EMEA Principal businesses performed well Early pay down of 11.625% Notes, resulting in significant future interest expense savings Q2 2013 Highlights BUSINESS OVERVIEW

Q2 2013 PERFORMANCE OVERVIEW Revenue1 Net Income2 EPS2,3 EBITDA4 Normalized EBITDA4,5 Normalized EBITDA Margin5,6 Q2 2013 $1,747.0 M GAAP $69.9 M Adjusted $101.8 M GAAP $0.21 Adjusted $0.31 $240.5 M $243.1 M 13.9% Q2 2012 $1,601.1 M GAAP $75.9 M Adjusted $88.0 M GAAP $0.23 Adjusted $0.27 $211.8 M $220.9 M 13.8% CHANGE FROM Q2 2012 (ADJUSTED) 1. Includes revenue from discontinued operations of $4.9 million for the three months ended June 30, 2013. 2. Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships resulting from the ING REIM and TCC acquisitions, integration and other costs related to acquisitions, certain carried interest incentive compensation expense and the write-off of financing costs. 3. All EPS information is based upon diluted shares. 4. Includes EBITDA from discontinued operations of $3.0 million for the three months ended June 30, 2013. 5. Normalized EBITDA excludes integration and other costs related to acquisitions and certain carried interest incentive compensation expense. 6. Calculation includes revenue and EBITDA from discontinued operations for the three months ended June 30, 2013.

REVENUE BREAKDOWN 1. Includes revenue from discontinued operations of $4.9 million and $8.9 million for the three and six months ended June 30, 2013, respectively. 2. Contains recurring revenue aggregating approximately 61% and 62% of total revenue for the three and six months ended June 30, 2013, respectively. 2ND QUARTER 2013 Three months ended June 30, % Change ($ in millions) 20131 2012 USD Local Currency Property, Facilities & Project Management2 606.6 548.1 11 11 Leasing2 492.5 474.9 4 5 Sales 317.8 263.9 20 22 Investment Management2 111.4 112.0 -1 0 Appraisal & Valuation 104.7 95.2 10 11 Commercial Mortgage Brokerage2 83.0 68.2 22 22 Development Services 12.6 15.5 -19 -19 Other 18.4 23.3 -20 -16 Total 1,747.0 1,601.1 9 10 Six months ended June 30, % Change ($ in millions) 20131 2012 USD Local Currency Property, Facilities & Project Management2 1,191.9 1,074.1 11 12 Leasing2 867.1 837.4 4 4 Sales 528.2 437.7 21 22 Investment Management2 232.6 230.8 1 1 Appraisal & Valuation 194.0 174.9 11 12 Commercial Mortgage Brokerage2 148.8 125.1 19 19 Development Services 25.3 28.5 -11 -11 Other 38.1 42.6 -10 -8 Total 3,226.0 2,951.1 9 10

U.S. VACANCY U.S. ABSORPTION TRENDS (in millions of square feet) 2Q12 1Q13 2Q13 4Q13F 4Q14F 2011 2012 2013F 2014F 2Q12 2Q13 Office 15.8% 15.4% 15.2% 15.1% 14.3% 25.3 28.9 25.9 40.1 12.7 9.8 Industrial 13.1% 12.3% 12.0% 11.8% 11.5% 127.4 131.9 160.5 101.0 24.2 45.1 Retail 12.9% 12.5% 12.2% 11.6% 10.6% 7.4 16.1 38.1 42.2 4.7 11.6 U.S. MARKET STATISTICS Source: CBRE Econometric Advisors (EA) Outlooks 2Q 2013 preliminary

Total Q2 2013 revenue up 10% AMERICAS REVENUE: MAJOR COMPONENTS 15% YTD Q2 5% 10% 19% Q2 5% 9% SALES LEASING ($ in millions) PROPERTY, FACILITIES & PROJECT MANAGEMENT

DIVERSIFICATION GCS Leasing Sales Commercial Mortgage Brokerage Appraisal & Valuation 2006 TTM Q2 2013 AMERICAS REVENUE 2006 VS. TTM Q2 2013 Other Asset Services 39% 7% 34% 7% 7% 5% 1% 31% 28% 17% 12% 7% 4% 1%

AMERICAS GLOBAL CORPORATE SERVICES (GCS) 2013 WINS PERCENT OF TTM Q2 2013 AMERICAS REVENUE 1. Does not include transaction commission revenue associated with GCS activities. GCS1 KEY SERVICES Transaction Management Project Management Facilities Management Consulting Global Q2 YTD New 22 44 Expansions 20 30 Renewals 13 27 28%

 Philadelphia Los Angeles Atlanta Cincinnati San Diego 2.0M SF 1.2M SF 800,000 SF 537,000 SF 387,000 SF AMERICAS ASSET SERVICES PERCENT OF TTM Q2 2013 AMERICAS REVENUE Asset Services KEY STRATEGIC ACCOUNTS PREMIER PROPERTY ASSIGNMENTS Philadelphia Navy Yard Burbank Town Center Three Ravinia Chiquita Center First Allied Plaza 12%

AMERICAS LEASING PERCENT OF TTM Q2 2013 AMERICAS REVENUE Leasing KEY FACTS YTD Q2 2013 TRANSACTIONS Approximately 2,400+1 leasing professionals in the Americas Tailored service delivery by property type and industry/market specialization $53.9 billion Americas lease transactions in 2012 $38.7 billion – office $9.0 billion – industrial $5.5 billion – retail $0.7 billion - other 1. As of January 1, 2013. 4501 East Conant Street 11 Greenway Plaza 11 Penn Plaza 425 Lexington Avenue Hudson Yards Long Beach, CA Houston, TX New York, NY New York, NY New York, NY 1.15M SF 850,000 SF 646,000 SF 596,000 SF 402,000 SF 31%

 New York, NY Multiple US Markets Multiple US Markets São Paulo, Brazil Charlotte, NC Goldman Sachs/ Meraas Capital Goldman Sachs/ Greystar UBS Global Asset Management Eztec Childress Klein Properties (Seller) Starwood Capital (Buyer) $1.36 Billion (40% interest) $1.0 Billion $450 Million $275 Million $245 Million (Sale) Property Sale Acquisition Financing Refinancing Property Sale $175 Million (Financing) AMERICAS CAPITAL MARKETS PERCENT OF TTM Q2 2013 AMERICAS REVENUE Sales KEY FACTS YTD Q2 2013 TRANSACTIONS Commercial Mortgage Brokerage Approximately 6501 investment sales and mortgage brokerage specialists in the Americas Specialization across all major property types $67.5 billion Americas sales in 2012 $23.8 billion – office $10.5 billion – industrial $9.0 billion – retail $18.6 billion – multi-family $5.6 billion - other $22.0 billion Americas mortgage activity in 2012 General Motors Building 767 Fifth Avenue Multifamily Portfolio EZ Tower (Tower A) One Wells Fargo Center 1. As of January 1, 2013. Multifamily Portfolio 17% 7%

Total Q2 2013 revenue up 9% in USD or 10% local currency EMEA REVENUE: MAJOR COMPONENTS SALES LEASING ($ in millions) 15% or 16% local currency 4% or 5% local currency 19% or 20% local currency YTD Q2 PROPERTY, FACILITIES & PROJECT MANAGEMENT (1%) or 1% local currency 3% or 4% local currency 22% or 24% local currency Q2 2012 2013

Total Q2 2013 revenue up 16% in USD or 20% local currency ASIA PACIFIC REVENUE: MAJOR COMPONENTS 61% or 67% in local currency (5%) or (1%) in local currency 8% or 12% in local currency YTD Q2 62% or 67% in local currency (1%) or 3% in local currency 8% or 12% in local currency Q2 SALES LEASING ($ in millions) PROPERTY, FACILITIES & PROJECT MANAGEMENT 2012 2013

DEVELOPMENT SERVICES 1. In Process figures include Long-Term Operating Assets (LTOA) of $1.0 billion for 2Q 13, $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for 4Q 08. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 Includes revenue from discontinued operations of $4.1 million and $7.4 million for the three and six months ended June 30, 2013, respectively. 2. Includes EBITDA from discontinued operations of $2.2 million and $6.0 million for the three and six months ended June 30, 2013, respectively. $72.4 million of co-investments at the end of Q2 2013 $16.2 million in recourse debt to CBRE and repayment guarantees at the end of Q2 2013 PROJECTS IN PROCESS/PIPELINE ($ IN BILLIONS) HIGHLIGHTS REVENUE ($ IN MILLIONS) 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 4.2 4.7 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.2 2.1 1.7 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 2Q13 In Process Pipeline 2013 2012 2013 2012 Revenue 1 14.0 17.8 29.7 32.6 EBITDA 2 7.4 2.8 15.2 12.3 EBITDA Margin 1, 2 53% 16% 51% 38% Six Months Ended June 30, Three Months Ended June 30,

GLOBAL INVESTMENT MANAGEMENT Includes revenue from discontinued operations of $0.8 million and $5.5 million for the twelve months ended December 31, 2012 and 2011, respectively. Includes revenue from discontinued operations of $0.8 million and $1.5 million for the three and six months ended June 30, 2013, respectively. Investment Management Carried Interest 1 1 CAGR = 24% Asset Management Acquisition, Disposition & Incentive Rental ANNUAL REVENUE ($ IN MILLIONS) REVENUE ($ IN MILLIONS) 2 CAGR = 22% ASSETS UNDER MANAGEMENT (AUM) ($ IN BILLIONS) CBRE’s co-investments totaled $191.8 million at the end of Q2 2013 YTD Q2 2013 AUM CHANGE ($ IN BILLIONS) AUM 12/31/2012 92.0 Acquisitions 2.3 Dispositions (4.6) Foreign Exchange (1.8) Net Value Appreciation 0.3 AUM 6/30/2013 88.2 2 Q2 YTD Q2 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 294.0 483.4 28.0 101.7 88.7 0.4 19.9 1.5 57.1 68.4 94.0 127.3 228.0 347.9 161.2 141.4 215.6 295.5 483.4 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 37.6 94.1 92.0 88.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q2 2013

Pro-forma Normalized EBITDA GLOBAL INVESTMENT MANAGEMENT As of June 30, 2013, the Company maintained a cumulative remaining accrual of carried interest compensation expense of approximately $47 million, which pertains to anticipated future carried interest revenue. During the three months ended June 30, 2013, the Company began to normalize out carried interest incentive compensation expense accruals for a fund that began recording carried interest expense in the second quarter. The Company will recognize this expense in normalized EBITDA when the carried interest revenue is recorded in future periods (thereby matching the revenue and expense). 1. Includes EBITDA from discontinued operations of $0.8 million and $1.4 million for the three and six months ended June 30, 2013, respectively. 2. Calculation includes EBITDA and revenue from discontinued operations. Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2013 2012 2013 2012 EBITDA 1 32.0 20.7 72.3 55.3 Add Back: Net accrual of certain incentive compensation expense related to carried interest revenue not yet recognized and included in selected charges 2.6 - 2.6 - Integration and other costs related to acquisitions - 9.1 1.5 19.1 Normalized EBITDA 1 34.6 29.8 76.4 74.4 Net accrual (reversal) of incentive compensation expense related to carried interest revenue not yet recognized 0.3 0.6 (0.7) 0.7 Pro-forma Normalized EBITDA 1 34.9 30.4 75.7 75.1 Pro-forma Normalized EBITDA Margin 2 30% 25% 31% 31%

As of June 30, 2013 MANDATORY AMORTIZATION AND MATURITY SCHEDULE $ in millions $1,200.0 million revolver facility matures in March 2018. As of June 30, 2013, the outstanding revolver balance was $140.3 million. 1 Global Cash Available Revolver 1,424 20 40 40 68 255 221 2 352 198 800 - 250.0 500.0 750.0 1,000.0 1,250.0 1,500.0 Q1 2013 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Current Liquidity Term Loan A Term Loan B Revolver 1. Sr. Unsecured Notes - 6.625% Sr. Unsecured Notes - 5.00%

CAPITALIZATION

	As of		
($ in millions)	6/30/2013	12/31/2012	Variance
Cash[1]	375.6	994.7	(619.1)
Revolving credit facility	140.3	73.0	67.3
Senior secured term loan A	-	271.3	(271.3)
Senior secured term loan A-1	-	275.2	(275.2)
Senior secured term loan B	-	293.2	(293.2)
Senior secured term loan C	-	394.0	(394.0)
Senior secured term loan D	-	394.0	(394.0)
Senior secured term loan A (new)	490.6	-	490.6
Senior secured term loan B (new)	214.5	-	214.5
Senior subordinated notes[2]	-	440.5	(440.5)
Senior unsecured notes 5.0% (new)	800.0	-	800.0
Senior unsecured notes 6.625%	350.0	350.0	-
Notes payable on real estate[3]	14.0	13.9	0.1
Other debt[4]	22.7	9.4	13.3
Total debt	2,032.1	2,514.5	(482.4)
Stockholders' equity	1,620.1	1,539.2	80.9
Total capitalization	3,652.2	4,053.7	(401.5)
Total net debt	**1,656.5**	**1,519.8**	**136.7**

1. Excludes $109.9 million and $94.6 million of cash in consolidated funds and other entities not available for Company use at June 30, 2013 and December 31, 2012, respectively.
2. Net of original issue discount of $9.5 million at December 31, 2012.
3. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $134.8 million and $312.1 million at June 30, 2013 and December 31, 2012, respectively.
4. Excludes $525.8 million and $1,026.4 million of aggregate warehouse facilities at June 30, 2013 and December 31, 2012, respectively.

20 CBRE GROUP, INC. | Q2 2013 EARNINGS CONFERENCE CALL

At mid-year, performance generally is unfolding consistent with expectations Expect continued slow macro recovery Brand and well-balanced business give us confidence in the current environment Anticipate full year revenue growth in the mid to high single digits Property sales expected to remain strong Steady, low double-digit growth expected in property, facilities and project management Leasing activity still expected to improve modestly Significant carried interest revenue from Investment Management, much of which was anticipated in our initial expectations for 2013 Continue to expect solid bottom-line growth with moderately improved normalized EBITDA margins for the full year Forecast full-year EPS of $1.40 to $1.45, with upside potential from carried interest revenue 2013 Expectations BUSINESS OUTLOOK

GAAP RECONCILIATION TABLES

RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED 1. Carried interest incentive compensation is related to a fund that began recording carried interest expense in Q2 2013. ($ in millions, except for per share data) 2013 2012 Net income attributable to CBRE Group, Inc. 69.9 $ 75.9 $ Write-off of financing costs, net of tax 25.7 - Amortization expense related to ING REIM and TCC customer relationships acquired, net of tax 4.6 4.9 Carried interest incentive compensation, net of tax 1 1.6 - Integration and other costs related to acquisitions, net of tax - 7.2 Net income attributable to CBRE Group, Inc., as adjusted 101.8 $ 88.0 $ Diluted income per share attributable to CBRE Group, Inc., as adjusted 0.31 $ 0.27 $ Weighted average shares outstanding for diluted income per share 331,631,185 326,081,681 Three Months Ended June 30,

RECONCILIATION OF NORMALIZED EBITDA TO EBITDA TO NET INCOME 1. Includes EBITDA related to discontinued operations of $3.0 million for the three months ended June 30, 2013. 2. Carried interest incentive compensation is related to a fund that began recording carried interest expense in Q2 2013. 3. Includes depreciation and amortization expense related to discontinued operations of $0.6 million for the three months ended June 30, 2013. 4. Includes interest expense related to discontinued operations of $1.4 million for the three months ended June 30, 2013. 5. Includes provision for income taxes related to discontinued operations of $0.4 million for the three months ended June 30, 2013. 6. Includes revenue related to discontinued operations of $4.9 million for the three months ended June 30, 2013. 7. Calculation includes EBITDA and revenue from discontinued operations for the three months ended June 30, 2013. ($ in millions) 2013 2012 Normalized EBITDA 1 243.1 $ 220.9 $ Adjustments: Carried interest incentive compensation expense 2 2.6 - Integration and other costs related to acquisitions - 9.1 EBITDA 1 240.5 211.8 Add: Interest income 1.5 1.6 Less: Depreciation and amortization 3 44.2 38.3 Interest expense 4 38.9 44.4 Write-off of financing costs 42.7 - Provision for income taxes 5 46.3 54.8 Net income attributable to CBRE Group, Inc. 69.9 75.9 Revenue 6 1,747.0 $ 1,601.1 $ Normalized EBITDA Margin 7 13.9% 13.8% Three Months Ended June 30,